



Pulte Homes

Investor Conference

February 25, 2002

Forward Looking Language

As a cautionary note to investors, except for historical information of Pulte Homes contained herein, certain estimates discussed in this presentation are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements represent the best estimates of management with respect to such matters. Such matters involve risks and uncertainties that may cause actual results to differ materially. Risks and uncertainties include, but are not limited to, risks associated with: the cyclical nature of real estate operations; issues and timing surrounding land acquisition and development, government regulation, growth management, and environmental considerations; geographic concentration; financing and leverage; changes in economic conditions and interest rate fluctuations; increases in raw material and labor costs, future communities and new geographic markets; legal matters; natural risks, including weather conditions; and other matters set forth in Pulte Homes' Form 10-K for the year ended December 31, 2001 and Pulte Homes' filings made with the Securities and Exchange Commission (SEC) from time to time.

Mark O'Brien

President and
Chief Executive Officer

Do You Know Us?


NOT TRANSFERABLE
AMERICAN EXPRESS
CORPORATE
9239
3788 414840 31043
VALID DATES
MEMBER SINCE
06/01 THRU 05/03
92
Pulte Homes
© AMEX

We're the Nation's Largest, Most Diversified Homebuilder



Serving All Segments


ACTIVE ADULT
2ND MOVE UP
1ST MOVE UP
AFFORDABLE

Touching More Price Points

Home Sales by Price Segment

	1990	2001
Under $100k	6%	2%
$100-$200k	82%	67%
$201-$300k	11%	21%
$301-$400k	1%	5%
Above $401k	0%	5%

With an Unmatched Record of Accomplishments

- 51 consecutive years of profitability
- Track record over past 10 years:
  - Revenues – 20% CAGR
  - EPS – 26% CAGR
  - Strong financial foundation:
    - Solid balance sheet
    - well-capitalized

What Wall Street is Saying…

Stock trades at a discount to peers. Why?

- "Viewed as a plain vanilla homebuilder… "
- "It needs to clearly articulate its strategy."
- "Poor returns in the early '90s, investors aren't convinced they've really changed direction."
- "How much value is there in the Del Webb acquisition and can they unlock it?"

Speakers and Agenda

Mark O'Brien *President and CEO*	The Market Opportunity Positioned for Success
Roger Cregg *Senior VP and CFO*	Financial Overview
Alan Laing *VP, Supply Chain* *& Customer Satisfaction*	Business Leverage Pulte Home Sciences
Bob Halso *President - Midwest Group*	Managing day-to-day TCGs to PCPs
Anne Mariucci *President – Del Webb*	The Del Webb Opportunity

Today's a Success If You Get a Better Understanding of:

- The Housing Market Opportunity
  - Macro factors support stable demand for housing
  - Very positive changes in industry dynamics
- Pulte's Competitive Strengths
  - Strategic positioning within markets
  - Operationally
  - Financially
- Pulte's Strategies for Sustainable Growth in Earnings and Returns
  - Market concentration
  - Business leverage
  - Enhanced financial performance

The Dynamics of Homebuilding

Big Ticket Consumer Products

- Part of the American Dream
- No need to create demand
- Selling a big-ticket consumer product
- Largest homebuilders moving into a new stage – growth cyclicals

Foundation of Solid Demand

	Average Per Year		
	1981-1990	1991-2000	2001-2010
Total Demand	1,714,000	1,664,000	1,822,000
New Single Family	979,000	1,108,000	1,203,000

- Desire to own remains very strong
- Development of a sophisticated mortgage market
- Financial benefits of ownership
- Demographics
- Immigration (stealth demand)

Source: US Bureau of the Census, NAHB-Homebuilder Forecast

Size and Scale Provide Competitive Advantages

- Better access to capital
- Land control is vital; entitlement process getting tougher
- Consumer demands for quality
- Geographic diversification creates opportunity and helps to minimize risk

The Big are Getting Bigger

- Big builder advantages
  - Lower capital costs
  - Balance sheet to support land control
  - Economies: operating and overhead costs


Market Share of Top 5 Builders
15%
10%
5%
0%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01

- By 2011, top 20 builders will account for 75% of U.S. home sales*

* The Impending Consolidation of the Homebuilding Industry, Andersen, Jan. 2002

Pulte Rapidly Gaining Market Share



Share of New, Single Family Home Sales
4.00%
3.00%
2.00%
1.00%
0.00%
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02e

Not Just Getting Bigger…Getting Better

Unmatched Business Profile

- Largest domestic homebuilder
  - Domestic deliveries 22,915, with a run rate above 27,000
  - Operating in 44 markets, 450 communities
  - Strong market and land position in fastest growing regions of the country
- Serving all customer segments:
  - first time/affordable
  - first trade up
  - second trade up
  - active adult

Leader in Quality and Customer Satisfaction

- Unmatched success in the JD Power 2001 builder survey
  - Ranked or tied for first in 4 markets
  - Ranked among the top three homebuilders in seven of the 10 markets
  - No other market winner among nation's top 30 builders
- Named Builder of the Year for 2002



Repeat/Referral Buyers
40%
30%
20%
10%
0%
'97
'98
'99
'00
'01

Entering 2002 with Momentum

	2000	Increase	2001	2002 Targets	Increase
Consolidated Revenues (millions)	$4,244	27%	$5,382	$7,000	20+%
Net Income (millions)	$218	39%	$302	$400+	20+%
EPS (diluted)	$5.18	16%	$6.01	$6.75 -$7	12-15%
Shares (millions)	42.2	19%	50.3	61.0	21%
Domestic Closings	19,799	16%	22,915	28,000	20+%

Growth Phase 1 – Geographic Expansion



- Early '90s, expanded West and doubled operations to 40 markets
- Emphasis on internal growth slowed initial returns, but provided strong foundation for future operations

Growth Phase 2 – Product Line Expansion

- Advantages of product diversity
  - Increases growth opportunities
  - Larger universe of potential customers
  - Expanded land use options
- Reduces risk profile



Domestic Closings
25,000
20,000
15,000
10,000
5,000
0
1995
2001
Active Adult
2nd Trade Up
1st Trade Up
1st Time/Afford.

Next Phase of Value Growth

Concentration and Leverage

Top Line Growth

Target Revenues


$ Billions
$12
$10
$8
$6
$4
$2
$0
$5 Billion
$10 Billion
2001
2004

Opportunity: revenue growth above 20% annually

Operating Leverage

Homebuilding EBIT



15%
12%
9%
6%
3%
0%
10.9%
13+%
2001
2004

Opportunity: 200 to 300 basis points in operating margin

Bottom Line Results

Earnings Per Share Target



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$6.01
$10.00
2001
2004

Opportunity: Earn $10.00 per share

The Key Value Drivers

- Growth will come from major markets
  - Demographics supporting demand
- Expand market share
  - Extend product lines to more targeted consumer groups
  - Allocate capital to support growth in top 50 markets
- Operating leverage drives bottom line
  - Leverage existing overheads
  - Concentrated volumes supports use of more manufacturing oriented processes

Where Will the Buyers Be?

States Adding Greatest # of People 2000 - 2010

(in thousands)

California	4,938	South Carolina	595
Texas	3,833	Michigan	589
Florida	3,510	Minnesota	587
Georgia	1,464	Utah	559
Arizona	1,379	Nevada	530
North Carolina	1,181	Maryland	520
Washington	1,116	Oregon	329
Colorado	970	Ohio	487
Virginia	884	Wisconsin	473
Tennessee	721		

Pulte Focus on Driving Growth in Major Markets

	Mkt. Rank	Permits	Pulte's Rank	Mkt Share
Atlanta	1	46,778	1	4.3%
Phoenix	2	34,089	1	10.4%
Washington	3	29790	7	2.4%
Chicago	4	27,083	6	3.0%
Dallas	5	25,483	4	5.5%
Houston	6	23,769	6	4.2%
Las Vegas	7	23,181	2	11.9
Riverside	8	18,988	NA	<1%
Minneapolis	9	16,652	5	3%
Charlotte	10	16,414	3	3.6%
Orlando	11	15,409	5	4.9%
Detroit	12	14,950	1	7.6%
Denver	13	14,915	7	4.6%
Philadelphia	14	13,294	1	7.1%
Tampa	15	13,236	3	4.4%
Indianapolis	16	12,623	10	2.2%

	Mkt. Rank	Permits	Pulte's Rank	Mkt Share
Raleigh	17	12,593	2	4.6%
Sacramento	18	12,433	2	9.2%
Baltimore	21	9,679	3	3.5%
Austin	22	9,584	4	9.0%
Kansas City	24	9,337	1	2.0%
Nashville	29	8,851	2	3.9%
Greensboro	31	8,119	8	1.6%
San Antonio	32	7,877	5	4.6%
Jacksonville	33	7,817	2	5.7%
Orange Cnty	35	6,857	10	3.8%
Oakland	36	6,847	1	10.6%
West Palm	37	6,746	1	15.3%
Cleveland	41	6,233	2	4.5%
Greenville	45	5,867	2	5.1%
Tucson	46	5,857	4	6.5%
Grand Rapids	47	5,730	2	1.8%

Rankings based on Builder Magazine 2001. Pulte/Webb combined where appropriate.

Accelerates Market Share Gains



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Afford.
1st Move
2nd Move
Active Adult
Atlanta
Phoenix
DC
Chicago
Dallas
Vegas
Houston
Minn
Detroit
Riverside
Charlotte
Orlando
Denver
Philadelphia
Raleigh
Indianapolis
Tampa
Nashville
Kansas City
S'mento
Austin
Baltimore
San Ant.
Jacksonville
Boston
W. Palm
Cleveland
Grd Rapids
Tucson

*Market share information represents management's best estimates of key buyer segments

The Power of Concentration and Leverage

- Pulte's existing markets represent approximately 475,000 permits annually
  - Top 20 markets represent almost 400,000 permits
- Pulte's average market share is below 6%
- Across top 20 markets, 1% point in market share =
  - 4,000 deliveries
  - Almost $1.0 billion in additional revenues
  - Requires one additional sale per month/per existing subdivision
  - Opportunities to drive significant operating leverage
    - Margin expansion
    - Overhead leverage

Expanding Presence in All Price Points


45,000
36,000
27,000
18,000
9,000
0
Domestic Closings
1995
2001
2004
Active Adult
2nd Trade Up
1st Trade Up
1st Time/Afford.

- TCG analysis supports market growth opportunities
  - Regulatory hurdles limit margin and growth opportunities
- Accelerating growth in active adult
  - Age-restricted and age-targeted communities

Concentration Drives Operating Efficiencies

- Greater leverage with local contractor base
- Opportunity to introduce manufacturing processes into operations to drive performance
  - Pulte Home Sciences
    - Improve quality
    - Reduce costs
    - Accelerate house turns
- Leverage existing overheads

Achieving Our Financial Goals

Roger Cregg

Senior VP

Chief Financial Officer

Value-Driven Operating Philosophy

- Decentralized
  - Group President has P&L responsibility
    - Local owner-operator mindset
    - Centralize activities where appropriate
- Performance-Based Incentives
  - Based on 21% hurdle rate
  - Economic Profit
- Resulting in solid operating results…

Strong Top-Line Growth


Revenues
Closings
$8,000
$6,000
$4,000
$2,000
$0
30,000
25,000
20,000
15,000
10,000
5,000
0
Revenues ($ millions)
Closings
1997
1998
1999
2000
2001
2002

CAGR Closings → 13%

CAGR Revenues → 22%

Driving More to the Bottom Line



$ Millions
Net Income (continuing operations)
$500
$400
$300
$200
$100
$0
Range
1997
1998
1999
2000
2001
2002e
EPS
$1.13
$2.30
$4.07
$5.18
$6.01
$6.75 – $7.00
CAGR 44%

Higher Returns to the Shareholder


After Tax Return on Equity
25%
20%
15%
10%
5%
1997
1998
1999
2000
2001
2002e
Target Zone

While Maintaining a Strong Balance Sheet


Debt to Cap
Industry Average
50%
45%
40%
35%
30%
1997
1998
1999
2000
2001
2002e
Book Value $19.10 $21.35 $25.27 $30.02 $38.43 $45.00

Snapshot of Today's Operations

Operations in 44 Markets



Northeast Detail

Units	8%
Revenues	12%
Markets	9
Communities	87
Investment	10%



Southeast Detail

Units	28%
Revenues	23%
Markets	14
Communities	127
Investment	18%



Midwest Detail

Units	15%
Revenues	16%
Markets	8
Communities	95
Investment	12%



Central Detail

Units	16%
Revenues	12%
Markets	5
Communities	96
Investment	8%



West Detail

Units	33%
Revenues	37%
Markets	7
Communities	112
Investment	52%



Building Long-Term Financial Success

Driving Improvement Throughout the Business

	2001	2004 Targets
Domestic Deliveries	22,915	38-42,000
Revenues (billions)	$5.4	**$10**
Homebuilder EBIT Margin	10.9%	13+%
Net Income (millions)	$301	$620
EPS	$6.01	**$10.00**
Inventory Turns	1.3x	1.5x
Community Count	440	600 - 700
ROE	18%	18% to 20%
Debt-to-Capital	45%	$\leq$ 40%

Drive Top Line Growth

- Plan 2004 revenues: $10 Billion
  - Increase domestic unit closings
    - Focus on existing markets
    - Expand product line
  - Average sales price will trend higher
    - Geographic mix
    - Product mix

Market Share Gains Drive Top Line



Closings
Market Share
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
5%
4%
3%
2%
1%
0%
Closings
Market Share
1997
1998
1999
2000
2001
2002
2003
2004

Changes in Product and Geographic Mix Drive Higher Average Selling Price



Average Selling Price
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04

Key Leverage Points for Increasing Homebuilding Operating Performance


Homebuilding EBIT
14%
12%
10%
8%
6%
10.9%
13.0+%
Lower Material/ Labor Costs
Manufacturing Efficiencies
Overhead Efficiency
Product/ Segment Mix
2001
2004 Target

Materials

- Significant opportunities to reduce material costs on a $2 billion annual spend
  - Volume purchasing on combined Pulte/Webb units
  - Specification rationalization
  - Vendor consolidation

Labor

- Breaking out labor and material component costs
- Local market leverage in high volume markets
- Expanded use of technology to improve scheduling efficiencies

Pulte Home Sciences

- High volumes support more process/manufacturing approach to construction
- R&D plant in Detroit has proven concept for integration of custom components
  - Basements
  - Floor decks
  - Wall systems
- Depending upon house size, savings could reach $3,000 to $4,000 per house

Overhead Leverage from Market Concentration

- SG&A Leverage/ Efficiency
  - Leverage existing group/market overheads
  - Continue to rationalize Webb costs

SG&A Ratio	LTM 6/30/01
Webb (stand alone)	14.2%
Pulte (stand alone)	9.3%
Combined Avg. Ratio	**10.8%**
2002 Target	≤ 9.0%

Improving Performance in Active Adult

- Del Webb Progress to Date:
  - Eliminated redundant corporate overheads
  - Rationalized field overheads and expenses
  - Applying best practices in purchasing and construction
  - Sale of real estate and non-producing assets
  - Increasing returns from existing Webb assets
    - Applying ROIC/Economic Profit based focus
    - Strategic rebalancing of product, price and pace
    - Adjusting timing of future infrastructure investments

Homebuilding EBIT Margin



14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
2000
2001
2002E
2003E
2004E

Land Pipeline Supports Continued Growth



Lots Owned or Controlled
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Optioned
Owned
'98
'99
'00
'01*

* Includes 55,000 Del Webb lots

Driving Improved Inventory Turns



2.0
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1.0
1.8
1.3
1.3
1.4
1.5
2000
2001
2002E
2003E
2004E

Pulte Mortgage

- **Favorable cost structure**
  - Low cost originator in recent industry reviews (MORPRO Study)
- **Aligned with homebuilding operations**
  - Supports home sale and closing process
- **Lower risk, stable cash flows**
  - No exposure to large servicing portfolio
  - Conservative positions in hedging exposure to interest rate movements
- **Revenues and pretax will grow in step with higher unit volumes in domestic homebuilding**
  - Upside leverage if capture rate increases

International Homebuilding Operations


5th Largest
Builder in Mexico
ARGENTINA
Buenos Aires
MEXICO
Mexico City
San Juan
PUERTO RICO

International Operations

- Approximately 7,480 units in 2001
- Targeting breakeven near term
- Consolidation of Mexico operations
  - How to “monetize” the value created
- Current freeze on Argentina operations
  - Hunker down for the near term
  - Develop stay vs. exit strategies

Improving Returns on Equity

- Increase margins
- Higher inventory turns
  - Improve construction cycle times
- Capital allocation (reinvestment) into higher growth markets and customer segments



ROE
21%
18%
15%
12%
9%
6%
3%
0%
Target Range
'97
'98
'99
'00
'01
'04

Capitalization

	2001	2002	2003	2004
Debt ($ billions)	$1.9	$1.8	$1.8	$1.8
Equity ($ billions)	$2.2	$2.7	$3.3	$3.9
Debt-to-cap	45%	40%	≤40%	≤40%
Book Value Per Share	$38.43	$45.00	$53.00	$63.00

Liquidity 2002 - 2004

• Land Amortization Projection	$5.8 Billion
• Net Income	1.6 Billion
• Leverage (Maintaining 40% Debt-to-cap)	.9 Billion
• Total Available for Investment	$8.3 Billion

Monitoring All the Gauges

Profitability	Assets	Equity	Debt
Returns	Liabilities	Growth	Investments
Time	Velocity	Risks	Shareholder Value

Driving Improvement Throughout the Business

	2001	2004 Targets
Domestic Deliveries	22,915	38-42,000
Revenues (billions)	$5.4	**$10**
Homebuilder EBIT Margin	10.9%	13+%
Net Income (millions)	$301	$620
EPS	$6.01	**$10.00**
Inventory Turns	1.3x	1.5x
Community Count	440	600 - 700
ROE	18%	18% to 20%
Debt-to-Capital	45%	≤ 40%

Alan Laing

Vice President, Supply Chain and Customer Satisfaction

Driving Down Costs

	Percentage of Sales in 2001	Estimated Spend in 2002
Materials	28%	1.9 billion
Labor	25%	1.7 billion
Total		3.6 billion

House Costs as Percent of Sales
Trends 96 ~ 01



60%
58%
56%
54%
52%
50%
58.9%
58.2%
56.7%
55.2%
54.6%
52.9%
'96
'97
'98
'99
'00
'01

Lowering Total Costs - $100 Million Opportunity in 2002

- Reduce number of vendor relationships: national, multi-group, group and market levels – Changing Environment
  - Cabinets
  - Insulation
  - Framing/trusses
  - Drive total cost and technology efficiencies
- Minimize unnecessary variation
  - Create home “series” and use across multiple markets
  - Efficient for Pulte, and our trades and suppliers
  - Eliminate unnecessary variation in both floor plans and specs
- Maximize volume purchasing opportunities
  - 80 purchasing agreements in place
  - Several key renewals
  - Several TOP 15 spend opportunities

Lowering Total Costs

(continued)

- Expand use of technology to improve supply chain performance
  - E-schedule, E-service, E-bid
  - Extend demand visibility – Just in time vs. Just in case
  - Improved inventory turns
  - More efficient ordering and logistics
  - Improved Supplier metrics
  - Improved cost management information to aid supplier management and negotiations

- Factoring Webb volumes
  - Leverage volumes in Arizona, Nevada and California
  - Opportunities in both labor and materials

Lowering Total Costs – 2002 and Beyond

- Implementing Purchasing best practices for top 20 spend items
  - Purchasing and sourcing opportunity/spend driven
    - Roof trusses - $80 million annual spend (material only)
    - Insulation - $42 million annual spend (installed)
    - Drywall - $100 million annual spend (installed)
  - Group and national leverage
  - Share unit costs data to drive negotiation "floor"
  - Unbundle non-value added labor from material
  - Negotiation work shops with purchasing managers
    - Purchasing manager certification
  - Extend internet technology to improve bidding and contracting

Challenges Facing the Housing Industry Production Systems

- Shrinking pool of skilled contractors
- Increasing customer expectations
- Need to differentiate from the competition
- Opportunity to improve business results:
  - Improve house production cycle times
    - Improved returns
  - Lower Costs
    - Improved margins
  - Improve Quality – Customer Satisfaction
    - Increase referral/repeat rates

Turning a Challenge into a Competitive Advantage

- Pulte Home Sciences (PHS) developed to vastly improve home quality and performance
  - Improved Energy efficiency
  - Reduced sound and noise
  - Better physical product quality
  - Lower maintenance requirements
- Develop and take advantage of new production technologies

Development of PHS

- Established pilot plant in Detroit in 1998
- Adaptation of new technology to streamline home construction
  - Pre-cast concrete foundations
  - Panelized flooring decks
  - Insulated exterior walls (SIPs)
  - Steel-stud interior walls
- Opportunity to drive faster cycle times, higher margins and improved customer satisfaction

Component Manufacturing Strategy – Pulte Home Sciences

- Purchasing leverage: reduce materials costs, buy direct
- Standardize components: faster cycle time, reduced skilled labor
- Geographic targeting: areas of volume concentration
- Critical mass: increase number of communities per market and monthly sales per community

Goals:

✓ Reduce costs by $3-4K per home

✓ Reduce cycle time by 15 days

✓ Improve customer satisfaction

Let's Go to the Video Tape….

Near-Term Opportunities

2002

- Expand PHS in Detroit
  - 750 Foundations and decks
  - 450 SIP homes
  - 250 Steel interior walls

2003

- Full implementation in Detroit
- Enter 1 to 3 additional markets, based on continued positive results.

Robert Halso

Group President - Midwest

Managing Land

Department	Process
Marketing	Targeted Consumer Groups
Marketing/Land	Land Mapping
All	Strategic Plan (3-year)
All	Individual Feasibility
Land	Acquisition
Land	Entitlement
Land	Development

Creating Targeted Consumer Groups (TCGs)

- TCG's are formed by bringing together consumers that share similar HOUSING wants and needs, resulting in groups that can be easily distinguished from one another

- Two powerful predictors of wants, needs and abilities:
  - A person's stage of life
  - Income (ability to pay)

- Lifestage groups are crossed with income and the resulting matrix is used along with careful analysis of housing behavior to develop the TCG's.

Building the TCG's: Life Stage Segmentation

NORTH
CONSUME[illegible] ME

$55 - $74.9

CONSUMER SEGMENTS	<$25K	$25-34.9K	$35-$44.9I	$45-54.9K	$[illegible]5-$74.9I	$75-$99.9I	$100-$124	$125K+	TOTAL
EMPTY NESTERS	5,362	2,072	1,540	1,834	1,582	2,730	1,526	2,590	19,236
By Income Group	42.60%	20.10%	18.90%	26.80%	15.00%	38.20%	31.00%	33.20%	28.10%
By Consumer Group	27.90%	10.80%	8.00%	9.50%	8.20%	14.20%	7.90%	13.50%	100.00%
NOT MARRIED	4,970	5,572	2,450	1,932	1,806	840	182	434	18,186
By Income Group	39.40%	54.00%	30.00%	28.20%	[illegible]7.10%	11.70%	3.70%	5.60%	26.60%
By Consumer Group	27.30%	30.60%	13.50%	10.6[illegible]	[illegible]	4.60%	1.00%	2.40%	100.00%
[illegible]	[illegible]	280	518	[illegible]	[illegible]	1,218	1,722	3,010	10,948
[illegible]	[illegible]	2.70%	6.30[illegible]	[illegible]	[illegible]	17.00%	34.90%	38.60%	16.00%
[illegible]	[illegible]	2.60%	4.70%	[illegible]	[illegible]	11.10%	15.70%	27.50%	100.00%
STARTER FAMILIES	560	1,372	1,288	[illegible]	[illegible]	490	490	448	6,258
By Income Group	4.40%	13.30%	15.80%	7.20%	10.60%	6.80%	9.90%	5.70%	9.20%
By Consumer Group	8.90%	21.90%	20.60%	7.80%	17.90%	7.80%	7.80%	7.20%	100.00%
DINKS	392	112	448	224	1,344	798	462	756	4,536
By Income Group	3.10%	1.10%	5.50%	3.30%	12.70%	11.20%	9.40%	9.70%	6.60%
By Consumer Group	8.60%	2.50%	9.90%	4.90%	29.60%	17.60%	10.20%	16.70%	100.00%

STARTER FAMILIES
By Income Group
By Consumer Group

1,120
10.60%
17.90%

Supply vs. Demand For Targeted Submarkets

Supply \ Demand	Low	High
High	**No Man's Land** Stateville Gary Indiana Waukegan	**Strong USP Turf** Joliet Carpentersville Huntley Algonquin Plainfield Montgomery
Low	**Entry Level Opportunities** Hampshire Sugar Grove Zion Elburn McHenry Woodstock Volo	**Golden Opportunities** Aurora/Nap. Schools Naperville St. Charles W. Dundee Elgin Lindenhurst Streamwood Grayslake Bartlett

Identifying the Best Submarkets

- Demographics
- Traffic patterns
- Supply – demand analysis
- Political environment
- Schools
- Consumer preferences


Lawrence
Wayne
Warren
Indy Public
Speedway
Decator
Beech Grove City
Franklin

Evaluating Land Opportunities within Submarkets


Burnsville/Eagan/Apple Valley
Submarket # 21
Pulte Homes of Minnesota
Feasibility Map Color Key
Schools/Churches
Public/Institutional
Bodies of Water
Commercial/Industrial
Built out Multiple Family
Built out Single Family
Built out Pulte
Developed Single Family
Developed Multiple Family
Developed Pulte
Last Revised:

Three-Year Strategic Plan

- People Planning
- Capital Planning
- Targeted Business Result
- Confidence on Pre Acquisition Activity

Three Year Planning Process

Modified Project Cycle Plan – Three Year Plan

Community	1999				Total	2000				Total	2001				Total
	Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4		Q1	Q2	Q3	Q4	
Long Branch Estates									**0**	0		8	9	**9**	26
Mill Grove-SF				2	2	5	4	5	**5**	19	6	6	6	**6**	24
Delaware Cross-SF		2	9	3	14	5	11	8	**6**	30	7			**0**	7
Saddle Creek N.-SF	5	12	13	5	35	2	5	6	**5**	18	6	9	9	**9**	33
Saddle Creek S.-SF	5	10	7	13	35	1	6	6	**5**	18	2			**0**	2
Zionsville/Unkown					0				**0**	0				**0**	0
Gray Eagle-SF	9	9	6	14	38	9	6	10	**9**	34	6	9	9	**8**	32
Gray Eagle-Bluffs					0				**0**	0	2	9	9	**9**	29
Sandstone-SF	9	16	10	8	43	3	8	10	**8**	29	6	9	12	**12**	39
Meadow Brook					0	5	5	6	**7**	23	5	5	6	**7**	23
The Preserve II-SF	11	12	16	8	47	7	10	14	**10**	41	7	9	9	**8**	33
Sycamore Springs-SF						4	6	8	**2**	20	5	6	6	**6**	23
Springmill -SF	6	12	6	6	30	6	5	10	**3**	24	6	9	9	**10**	34
Countryside I - 65'		3	1	5	9	2	6	5	**2**	15	3	3	6	**6**	18
Countryside II - 80'					0				**0**	0	2	6	8	**9**	25
Indianapolis	51	85	74	65	275	44	67	82	46	248	58	83	92	72	325

US Homebuilding Operations
Plan Summary

	2002 Plan	2003 Plan	2004 Plan
Average # of Communities	100	125	150
Signups	1,000	1,500	2,000
Closings	900	1,000	1,250
Backlog, at 12/31	500	600	1,100
Average Selling Price	$225.5	$238.0	$240.4
Revenue	$500,000	$600,000	$700,000
Gross Margin	$90,000	$114,000	$140,000
Gross Margin %	18.0%	19.0%	20.0%
Total Overhead	$35,975	$41,062	$42,245
Total Overhead %	7.2%	6.8%	6.0%
Pretax Income	$48,678	$60,740	$80,058
Pretax Income %	9.7%	10.1%	11.4%
Land Inventory, at 12/31	$1,000,000	$1,200,000	$1,500,000
House Inventory, at 12/31	$100,000	$120,000	$150,000
Average Invested Capital	$500,000	$550,000	$600,000
ROIC %	21.0%	23.0%	24.0%
Economic Profit	$11,222	$30,000	$60,000

Feasibility Submission Work Sheet

- President's Overview
- Financial Summary
- Latest PCP with Community Identified (use highlighter)
- Feasibility Summary
- Feasibility Impact on Plan or Latest Forecast
- Pulte Community Comparables
- Maps
- Sub-Market Targeting Strategy Sheets Updated to Latest Quarter
- TCG Summary Description
- Competitive Project Cycle Plan
- Positioning Graph
- Competitive Community Comparison Worksheet
- Financial Income Statement, Cash Flow & Subdivision Income Statement from Similar Community Reconciled to Overheads
- House Pricing Worksheet
- Sales Production & Closing Schedule
- Land Development Checklist
- Contract Summary
- Attorney's Letter on Contract
- Final Executed Contract
- Phase I Environmental Report
- Soils Investigation Report

Opportunities/Challenges For Land

- Infrastructure Limitations
- Environmental Pressure
- Wetland Pressure
- No Growth Politics
- Longer Entitlement Process
- Lot Supply Constrained
- Great News for the Capable

The Del Webb Opportunity

Anne Mariucci

President – Del Webb

Presentation Topics

1) Update on Integration Process

2) Webb Business Model Modifications and Enhancements

3) Active Adult Market Opportunity

4) Future Growth Prospects

Pulte / Webb Merger Process

Critical Success Factors

Pre-closing – Getting a running start

- Friendly nature of deal enabled extensive pre-closing preparation and assessment
- Early consensus on organizational structure and management selection
- Early buy-in on clear-cut business objectives and priorities

Specific Actions

- Significant steps already taken
  - Reduced workforce by 600;
    - Additional reductions under review
  - Actions to capture $25 million in supplier/contractor savings already in process
  - Accelerating production on an initial 1,500 Del Webb lots by shifting to Pulte Homes “traditional” operations
    - Sales to other builders

Primary Focus

Driving Improved Returns from Existing Communities

- Optimizing
  - **Product, price, pace**
  - **Amenity package**
  - **Land and house inventory management**
- Evaluate timing of future infrastructure investments
- Accelerate pace of land absorptions
  - **Utilize lots for Pulte Homes traditional**
  - **Sell lots to other builders**
- Improve financial performance of community services including golf and food & beverage

Webb Business Model Enhancement

Capital Utilization

- Timing
- Spending levels
- Relationship to sales velocity
- Optimization $\neq$ maximization

Webb Business Model Enhancement

Capital Utilization – Driving Improved ROIC

Land

- Land acquisition structures
- Utilization of public infrastructure financing
- Lot inventory levels
- Size of land deals

Amenities

- Timing of amenities
- Construction costs of amenities
- Operating costs of amenities

Business Process

- Spec inventory levels
- Overheads
- Lot and house turnover / cycle time
- Optimizing elasticity of demand

Webb Business Model Enhancement

Process

- Diminishing returns from unnecessary variation
- Fast, Flexible, Right
- Time and money costs of excessive complexity
- “All things to everybody” vs. “Know thy customers and KISS”

Webb Business Model Enhancement

Brand

- Alignment of customer expectations and prudent business practices
- Obsessive focus on the value proposition to the customer
- Aligning the brand promise with the customer investment
- Staying true to the non-negotiable brand pillars
- Evolution of the brand for Boomers
- Achieving brand synergy with Pulte

Confirming the Del Webb Brand Value

- Survey conducted among 602 Del Webb residents living in 10 communities
- Question asked residents to rate the images of selected brands on a scale from 1 to 5, with 5 *being the most positive*



Del Webb
Four Seasons
Marriott
Hilton
Hyatt
Disney
Sheraton
4.3
4.1
4.1
4.0
4.0
3.7
3.6
3
3.5
4
4.5

Webb Business Model Enhancement

Management

- Business-focus vs. people-focus
- Responsible for strategy development, not just strategy execution
- Relentlessly seeking ways to improve capital utilization
- Significantly more rigorous financial orientation in field operations
- Merger and field compensation opportunity creating enhanced recruitment opportunities

Webb Community Locations

The Nation's leading developer of Lifestyle Communities



Current Webb Inventory
As of December 31, 2001

Active Adult Communities:	Lots Remaining
Sun City Grand	4,091
Pleasant Valley Country Club *	1,502
Sun City Palm Desert	1,485
Sun City Lincoln Hills	4,573
Elk Grove	670
Sun City Texas	2,566
North Las Vegas *	2,405
Sun City at Huntley	4,295
Grand Haven	200
Fredericksburg	576
Sun City Hilton Head	4,396
Spruce Creek	2,207
Total	**28,966**

Anthem/Multigenerational Communities:	Lots Remaining
Sun City Anthem	6,245
Anthem C.C. Las Vegas	694
Anthem Arizona	5,979
Total	**12,918**

Webb Managed	Lots Remaining
Springfield Lakes	1,020
Winfield	53
Sun Lakes Banning	671
Whitney Oaks	232
Summerset Brentwood	685
Total	**2,661**

* Lots under contract

Active Adult Remains Fastest Growing Market Segment



Population (millions)
80
60
40
20
0
55-59
60-64
65-69
70-74
2005
2010
2015
2020

Demonstrating the Demographics
... a Tale of Two Generations

Eisenhower Generation		Baby Boom Generation
1930 - 1945	Born Between	1946 - 1964
56 - 71	Age Today	37 – 55
38,000,000	Size of Market	**76,000,000**
Today's Customer	Impact	Future Customer

In 3 years, 25% of the U.S. population will be 55+

See the Generation Gap
Sun City Ads

Circa 1997


Del Webb's Sun City Palm Springs
WHERE THE VACATION SPIRIT LIVES.
AND SO CAN YOU.
Remember how it feels to be on vacation? If you're 55 or older, you can capture that wonderful feeling for a lifetime by becoming a new homeowner in beautiful Sun City Palm Springs.
We offer the vacation lifestyle of your dreams right here in the exclusive Palm Springs Desert Resorts area. You'll find a variety of exceptional homes, friendly social clubs and a $10 million clubhouse and sports/fitness complex.*
It's vacation living at its finest, but you never have to leave. You can make your home here by choosing from 13 spacious and contemporary floorplans priced from $97,500.**
Come tour our Model Home Center anytime between 9 am and 5 pm daily. We're north of I-10 at Washington Street, north of Bermuda Dunes. For more information, please call us at 1-800-533-5932, ext. 70.
NORTH OF I-10 ON WASHINGTON STREET

Circa 2002


Log on.
Live on.
www.mysuncity.com
If you're 55 or better, a click of a mouse will introduce you to the home of your dreams and an entirely new way to live. At mysuncity.com you'll discover an active lifestyle in a community designed to bring people together for a way of life that lives on.
For your free Sun City Lifestyle Guide, mail in the attached card, visit www.mysuncity.com or call 1-888-246-5329 Ext. 607
Sun City Communities
by Del Webb

Leveraging Demographic Knowledge

1) Changing Geographic Patterns

15 Markets with Largest Projected Increase of A&IQ Households 2000-2005


Portland
Denver
Minneapolis
Chicago
New York
Detroit
Boston
Philadelphia
Washington, D.C
Los Angeles
Las Vegas
Phoenix
Dallas
Houston
Atlanta

Leveraging Demographic Knowledge

1) Changing Geographic Patterns

15 Markets with Largest % Increase of A&IQ Households 2000-2005


Seattle
Portland
Denver
Colorado Springs
Raleigh
Salt Lake City
Las Vegas
Phoenix
Albuquerque
Dallas
San Antonio
Austin
Baton Rouge
Columbia
Orlando

Note: Only includes markets with at least 100,000 A&IQ households

Leveraging Demographic Knowledge

2) Increasing mobility of 55+ Market

Plan to:	IKES 38 mil	Boomers 76 mil	Increase in Addressable Market	
Stay in current home	86%	55%	N/A	N/A
Move < 50 miles instate	4%	10%	+6.1 mil	400%
Move > 50 miles instate	1%	7%	+4.9 mil	1,300%
Move part-time out-of-state	2%	7%	+4.6 mil	600%
Move full time out-of-state	4%	14%	+9.1 mil	600%
Total increase in "movers"			+24.7 mil	590%

Leveraging Demographic Knowledge

3) Increased Propensity to Work

- 20% of IKES are actually working after official retirement
- 35% of BOOMERS are actually working after official retirement
- 60% of BOOMERS plan to work after official retirement
- Consequence: Big implications on future Webb community locations

Future Growth Prospects

- Continuity of large communities (Sun City & Anthem multi-generational) in proven Sunbelt destination markets
  - Phoenix
  - Las Vegas
  - California
- National expansion of New Business Model Boomer Communities
  - Well-aligned with demographic opportunity
  - Will yield greater earlier returns with less risk

Future Growth Prospects
New Boomer Community

- What it is:
  - Smaller in size (200 – 1,000 acres)
    - 500 to 2,500 lots
  - Right-sized amenities aimed at local needs
  - In-place vs. destination consumers
  - Housing product tailored to local preferences
  - Maximizes potential geographic markets for expansion
  - Falls Run and Springfield Lakes

Future Growth Prospects
New Boomer Community

- Why it works:
  - Responds to growing "working retiree" market segments
  - Addresses largest segment of 50+ market planning to move
  - Benefits from scale leverage of Webb brand marketing systems
  - Mitigates development challenges of larger scale, more remote projects
  - Captures management leverage of Pulte presence in key markets

Future Growth Prospects

New Boomer Community Template



Seattle
Denver
Chicago
Detroit
Plymouth,
MASS
Sacramento
Wanaque, NJ
Franklin Township,
NJ
S. Cal
Las Vegas
Phoenix
Fredericksburg
Ocala
Open or under construction
Land identified, planning underway
Near-term targets

Mark O'Brien

Closing Comments

Today Was Successful If You Got a Better Understanding of:

- The Housing Market Opportunity
  - Macro factors support stable demand for housing
  - Very positive changes in industry dynamics
- Pulte's Competitive Strengths
  - Strategic positioning within markets
  - Operationally
  - Financially
- Pulte's Strategies for Sustainable Growth in Earnings and Returns
  - Market concentration
  - Business leverage
  - Enhanced financial performance

Driving Improvement Throughout the Business

	2001	2004 Targets
Domestic Deliveries	22,915	38-42,000
Revenues (billions)	$5.4	**$10**
Homebuilder EBIT Margin	10.9%	13+%
Net Income (millions)	$301	$620
EPS	$6.01	**$10.00**
Inventory Turns	1.3x	1.5x
Community Count	440	600 - 700
ROE	18%	18% to 20%
Debt-to-Capital	45%	≤ 40%

Forward Looking Language

As a cautionary note to investors, except for historical information of Pulte Homes contained herein, certain estimates discussed in this presentation are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements represent the best estimates of management with respect to such matters. Such matters involve risks and uncertainties that may cause actual results to differ materially. Risks and uncertainties include, but are not limited to, risks associated with: the cyclical nature of real estate operations; issues and timing surrounding land acquisition and development, government regulation, growth management, and environmental considerations; geographic concentration; financing and leverage; changes in economic conditions and interest rate fluctuations; increases in raw material and labor costs, future communities and new geographic markets; legal matters; natural risks, including weather conditions; and other matters set forth in Pulte Homes' Form 10-K for the year ended December 31, 2001 and Pulte Homes' filings made with the Securities and Exchange Commission (SEC) from time to time.





Pulte Homes™

Investor Conference

February 25, 2002